UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2005

                                   IPEX, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-50774                 41-2052984
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective December 19, 2005, the Board of Directors of IPEX, Inc. (the "Company") appointed Paul Rius President of Telecommunications of the Company. From 1997 through 2004, Mr. Rius was Chief Operating Officer of Com Tech International/Nations Telecom.

      There was no transaction or proposed transaction during the last two years, to which the Company was or is to be a party, in which Mr. Rius had or is to have a direct or indirect material interest. There are no family relationships between Mr. Rius and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers. The Company does not presently have an employment agreement in effect for the employment of Mr. Rius as President of Telecommunications.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IPEX, INC.


Dated: December 21, 2005                 By:  /s/ Gerald Beckwith
                                             -----------------------------------
                                         Name:    Gerald Beckwith
                                         Title:   Chief Executive Officer


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